EXHIBIT 99.10

                   COMMONWEALTH TELEPHONE ENTERPRISES, INC.

                         NOMINEE HOLDER CERTIFICATION

               The undersigned, a bank, broker or other nominee holder of Rights (the "Rights") to purchase shares of Common Stock, par value $1.00 per share (the "Common Stock"), of Commonwealth Telephone Enterprises, Inc. (the "Company") pursuant to the rights offering (the "Rights Offering") described and provided for in the Company's prospectus supplement dated September 25, 1998 which supplements the Company's prospectus dated September 23, 1998 (such prospectus, as supplemented is hereinafter referred to as the "Prospectus"), hereby certifies to the Company and to First Union National Bank, as Subscription Agent for such Rights Offering, that (1) the undersigned has exercised the Basic Subscription Privilege (as defined in the Prospectus), on behalf of certain beneficial owners of Rights (which may include the undersigned) who have also subscribed for the purchase of additional shares of Common Stock pursuant to the Oversubscription Privilege (as defined in the Prospectus); (2) the undersigned has listed below for each such beneficial owner the number of Rights exercised pursuant to the Basic Subscription Privilege and the corresponding number of shares subscribed for pursuant to the Oversubscription Privilege (without identifying any such beneficial owner) and (3) each such beneficial owner's Basic Subscription Privilege has been exercised to the fullest extent possible:

                                Number of Shares
                               Subscribed for
                                  Pursuant
                             to Oversubscription
       Number of Rights           Privilege
      Exercised Pursuant         (maximum of                                       Estimate of
     to Basic Subscription      1,894,934 per         Rights Certificate         Soliciting Dealer
           Privilege          beneficial owner)             Number                  Fee Due(1)
 1. ______________________  ______________________   ______________________  ______________________
 2. ______________________  ______________________   ______________________  ______________________
 3. ______________________  ______________________   ______________________  ______________________
 4. ______________________  ______________________   ______________________  ______________________
 5. ______________________  ______________________   ______________________  ______________________
 6. ______________________  ______________________   ______________________  ______________________
 7. ______________________  ______________________   ______________________  ______________________
 8. ______________________  ______________________   ______________________  ______________________
 9. ______________________  ______________________   ______________________  ______________________
10. ______________________  ______________________   ______________________  ______________________
                                  (Attach additional beneficial owner list if necessary)

__________
*The Company will pay Soliciting Dealers that have entered into a Soliciting Dealer Agreement with the Company fees for their soliciting efforts (the "Soliciting Fees") equal to $0.25 per share of Common Stock for each share of Common Stock issued pursuant to the exercise of Rights; such Soliciting Fee with respect to exercised rights shall be paid to the broker-dealer, if any, designated on the applicable portion of the subscription certificate, provided that such Soliciting Fee shall not exceed $250 in the case of any person beneficially purchasing more than an aggregate of 1,000 Common Shares pursuant to the exercise of Rights. In the event that the Oversubscription Privilege is not allocated in full, the Estimated Soliciting Dealer Fee will be reduced accordingly.

                                           __________________________________
                                           Name of Nominee Holder
_________________________________________
Depository Participant Number (if
applicable)                                __________________________________
                                           Address

_________________________________________
Basic Subscription Confirmation Number(s)
                                           By:_______________________________
                                              Name:                   (Date)
                                              Title:
                                              Telephone Number: